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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





                                 August 13, 1996
                Date of report (Date of earliest event reported)
                             AMERICAN RE CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                      1-11688                        13-3672116
(State or Other jurisdiction     (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)



                              555 COLLEGE ROAD EAST
                           PRINCETON, NEW JERSEY 08543
                                 (609) 243-4200
(Address including zip code, and telephone number, including area code, of registrant's principal executive office)

                               ------------------

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ITEM 5.  OTHER EVENTS.

On August 13, 1996, American Re Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft in Munchen, a company organized under the laws of Germany ("Munich Re"), and Puma Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Munich Re ("Sub"), pursuant to which Sub will merge with and into the Company (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, $.01 par value (the "Common Stock") will be converted into the right to receive $65.00 per share in cash. The Merger is conditioned upon, among other things, approval by holders of a majority of the Common Stock and receipt of certain regulatory and governmental approvals. The Merger Agreement is filed as an exhibit hereto and is incorporated herein by reference.

Pursuant to a Stockholders Agreement dated as of August 13, 1996 among American Re Associates, L.P. and KKR Partners II, L.P., who collectively own 64.1% of the Common Stock (the "Majority Stockholders"), and Munich Re and Sub, the Majority Stockholders have agreed, among other things, to vote their shares of Common Stock in favor of the Merger and have granted an option to Munich Re to purchase their shares in certain circumstances. The Stockholders Agreement is filed as an exhibit hereto and is incorporated herein by reference.

A copy of the press release dated August 14, 1996 issued by the Company relating to the Merger is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

               2 Agreement and Plan of Merger dated as of August 13, 1996 among Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft in Munchen, Puma Acquisition Corp. and American Re Corporation.

               4 Stockholders Agreement dated as of August 13, 1996 among American Re Associates, L.P., KKR Partners II, L.P., Munchener Ruckversicherungs - Gesellschaft
                    Aktiengesellschaft in Munchen and Puma Acquisition Corp.

               99   Press Release dated August 14, 1996.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AMERICAN RE CORPORATION
                                  (Registrant)


                          /s/ James R. Fisher
                          --------------------------------------------------
                          James R. Fisher
                          Duly Authorized Officer and Senior Vice President, Chief Financial and Accounting Officer


Dated:  August 14, 1996


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                                            INDEX TO EXHIBITS

                                                                                     PAGE NUMBER IN
                                                                                      SEQUENTIAL
                                                                                      NUMBERING
EXHIBIT NO.                 DESCRIPTION                                                 SYSTEM
- -----------                 -----------                                                 ------

2              Agreement and Plan of Merger dated as of August 13, 1996 among
               Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft in
               Munchen, Puma Acquisition Corp. and American Re Corporation.

4              Stockholders Agreement dated as of August 13, 1996 among American
               Re Associates, L.P., KKR Partners II, L.P., Munchener
               Ruckversicherungs - Gesellschaft Aktiengesellschaft in Munchen and Puma Acquisition Corp.

99             Press Release dated August 14, 1996.
